--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

--------------------------------------------------------------------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

--------------------------------------------------------------------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 11, 2005

--------------------------------------------------------------------------------

                         CONCURRENT COMPUTER CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------

              DELAWARE                      0-13150               04-2735766
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)



   4375 RIVER GREEN PARKWAY, SUITE 100, DULUTH, GEORGIA            30096
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (678) 258-4000


         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[_] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[_] SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

[_] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))

[_] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

--------------------------------------------------------------------------------

Concurrent Computer Corporation (the "Registrant") is filing this 8-K/A to amend the Current Report on Form 8-K dated October 11, 2005 and filed on October 17, 2005, to file the required financial statements of Everstream Holdings, Inc. ("Everstream") and pro forma information required in Item 9.01 below.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Audited financial statements of Everstream Holdings, Inc. as of December 31, 2004, and for the year then ended, and the notes related thereto, are included as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

     Unaudited financial statements of Everstream Holdings, Inc. as of September 30, 2005, and for the nine month periods ended September 30, 2005 and 2004, and the notes related thereto, are included as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.


(b)  Pro Forma Financial Information.

Unaudited pro forma financial information as of September 30, 2005, and for the year ended June 30, 2005 and the three months ended September 30, 2005, and the notes related thereto, are included as Exhibit 99.4 to this Form 8-K/A and are incorporated herein by reference.


(c)  Exhibits

NUMBER    DESCRIPTION OF DOCUMENT
--------  ----------------------------------------------------------------------
2.1       Agreement and Plan of Merger by and among Concurrent Computer
          Corporation, Stream Acquisition, Inc., Everstream Holdings, Inc. and
          Certain Selling Shareholders of the Company dated as of August 19,
          2005 (incorporated by reference to Exhibit 10.1 of the Registrant's
          Form 8-K dated August 19, 2005 and filed August 25, 2005).

2.2       First Amendment to Agreement and Plan of Merger, dated August 26,
          2005, by and among Concurrent Computer Corporation, Stream
          Acquisition, Inc., Everstream Holdings, Inc. and Certain Selling stockholders of Everstream Holdings, Inc. (incorporated by reference to Exhibit 10.1 of the Registrant's Form 8-K dated August 26, 2005 and filed on August 31, 2005).

23.1      Consent of Deloitte & Touche LLP.

99.1 Press Release dated October 12, 2005, announcing the closing of the acquisition of Everstream Holdings, Inc. (incorporated by reference to Exhibit 99.1 of the Registrant's Form 8-K, dated October 11, 2005 and filed October 17, 2005).

99.2 Audited financial statements of Everstream Holdings, Inc. as of December 31, 2004, and for the year then ended, and the notes related thereto.

99.3 Unaudited financial statements of Everstream Holdings, Inc. as of September 30, 2005, and for the nine month periods ended September 30, 2005 and 2004, and the notes related thereto.

99.4 Unaudited pro forma financial information as of September 30, 2005, and for the year ended June 30, 2005 and the three months ended
          September 30, 2005, and the notes related thereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Concurrent Computer Corporation
                                        (Registrant)

December 22, 2005                       By:    /s/ Gregory S. Wilson
                                               ---------------------------------
                                        Name:  Gregory S. Wilson
                                        Title: Chief Financial Officer